CGM ADVISOR TARGETED EQUITY FUND

(the “Fund”)

Supplement dated October 1, 2009 to the CGM Advisor Targeted Equity Fund Class A, B and C

Prospectus dated May 1, 2009, as may be revised and supplemented from time to time.

Effective October 1, 2009, the Annual Fund Operating Expenses table and the Example table under the section “Fund Fees & Expenses” of the Prospectus are amended and restated as follows with respect to the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

	CGM Advisor Targeted Equity Fund
	Class A	Class B		Class C
Management fees	0.69%	0.69%		0.69%
Distribution and/or service (12b-1) fees	0.25%	1.00%	*	1.00%	*
Other expenses **	0.26%	0.26%		0.26%
Total annual fund operating expenses***	1.20%	1.95%		1.95%
Less: Fee reduction and/or expense reimbursement	0.00%	0.00%		0.00%
Net Expenses	1.20%	1.95%		1.95%

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of Financial Industry Regulatory Authority (“FINRA”).

** Other expenses have been restated to reflect current expenses.

*** Except as otherwise noted, the information in the table is based on amounts incurred during the Fund’s most recent fiscal year. The Fund’s annual operating expenses will likely vary from year to year. It is important for you to understand that a decline in the Fund’s average net assets during the current fiscal year due to recent market volatility or other factors could cause the Fund’s expense ratios for the Fund’s current fiscal year to be higher than the expense information presented.

Example

This example*, which is based upon the expenses shown in the “Annual Fund Operating Expenses” table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the Fund for the time periods indicated;
•	Your investment has a 5% return each year;
•	The Fund’s operating expenses remain the same; and
•	All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	CGM Advisor Targeted Equity Fund
	Class A	Class B		Class C
		(1)	(2)	(1)	(2)
1 year	$ 690	$ 698	$ 198	$ 298	$ 198
3 years	$ 934	$ 912	$ 612	$ 612	$ 612
5 years	$1,197	$1,252	$1,052	$1,052	$1,052
10 years**	$1,946	$2,080	$2,080	$2,275	$2,275

(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

* The examples do not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your cost would be higher.

** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.